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               [Letterhead of Krieg DeVault Alexander & Capehart]


Via EDGAR

August 12, 1999

Securities and Exchange Commission
Filing Desk
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

         Re:      USA Group Secondary Market Services, Inc.,
                  SMS Student Loan Trust 1999-A
                  Commission File No. 333-63081
                  Form 8-K Filing

Ladies and Gentlemen:

         On behalf of USA Group Secondary Market Services, Inc., SMS Student Loan Trust 1999-A (the "Trust"), attached for filing via EDGAR is one copy of the Trust's Form 8-K together with he required Exhibit thereto. The Form 8-K, in lieu of Form 10-Q pursuant to the Trust's modified reporting No-Action Letter dated March 1, 1995, reports with respect to the Trustee's Quarterly Report of Distribution related to the Trust's July 28, 1999 distribution.

         If any member of the Staff of the Commission has any questions regarding this filing, please contact Mary M. Kleiman of this office at (317) 238-6238 or the undersigned at (317) 238- 6213.


                                                          Sincerely,

                                                          /s/ TIMOTHY M. HARDEN
                                                          Timothy M. Harden


Enclosures:
cc:      Steve Husbands
         Cheryl Watson
         Peter Greco



                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report ( Date of earliest event reported )

                        July 28, 1999

                   USA GROUP SECONDARY MARKET SERVICES, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                   333-63081                35-1872185
   ---------------------------   ----------------------        ------------
   State or other jurisdiction   Commission File Number        IRS Employer
         of incorporation                                  Identification Number


             30 South Meridian Street, Indianapolis, Indiana 46204-3503
            -----------------------------------------------------------
                     Address of principal executive offices



   Registrant's telephone number, including area code  (317) 951-5526
                                                       --------------


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Item 1.   Not Applicable

Item 2.   Not Applicable

Item 3.   Not Applicable

Item 4.   Not Applicable

Item 5. The Registrant, through the Trustee for SMS Student Loan Trust 1999-A hereby files its quarterly report of distributions for the period from April 1, 1999 to June 30, 1999, which distribution was made on July 28, 1999.

Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    USA GROUP SECONDARY MARKET SERVICES, INC.
                                  (Registrant)

                   By: The First National Bank of Chicago not
                     in its individual capacity by solely as
                           Eligible Lender Trustee of
                          SMS Student Loan Trust 1999-A


                        By:/s/ Steve Husbands
                           --------------------------
                                 Steve Husbands
                            Assistant Vice President


                             Date: August 5, 1999

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Exhibit No.
-----------


EX - 13.0 Quarterly Servicing Report.